UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2007

The Yankee Candle Company, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	001-15023	04-2591416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Yankee Candle Way South Deerfield, Massachusetts	01373
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 665-8306

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 23, 2007, The Yankee Candle Company, Inc., a Massachusetts corporation (the “Company”), issued the press release attached hereto as Exhibit 99.1, which press release is incorporated by reference herein, in which the Company announced that the stockholders of the Company voted to approve and adopt the proposed merger of the Company with an affiliate of Madison Dearborn Partners, LLC, a leading private equity firm.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1    Press Release dated January 23, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Yankee Candle Company, Inc.

Date: January 23, 2007	By:	/s/ James A. Perley
James A. Perley, Senior Vice President and General Counsel